UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2004

Corinthian Colleges, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25283	33-0717312
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, CA		92707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(714) 427-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On August 24, 2004, the Board of Directors of Corinthian Colleges, Inc. (the "Company") elected a new director, Hank Adler. Adler, 58, is a certified public accountant who retired in 2003 after 30 years with Deloitte & Touche, LLP, where he served as both a Tax and Primary Client Service Partner. Adler currently teaches accounting courses at Chapman University in Orange, California. A press release dated August 30, 2004, announcing Adler's election to the Company’s Board of Directors, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corinthian Colleges, Inc. (Registrant)

August 30, 2004	By:	Dennis N. Beal

Name: Dennis N. Beal
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	Text of press release of Corinthian Colleges, Inc. issued August 30, 2004.